                                                                    EXHIBIT 99.2
DISCREET LOGIC INC.
Pro Forma Combined Balance Sheet
As At June 30, 1997
(in thousands)
unaudited

                             Discreet Logic         D-Vision                      Pro Forma
                              as reported         as reported      (Note 2)      Adjustments       Pro Forma
                             --------------       -----------      --------      -----------       ---------
        ASSETS

Current Assets:
   Cash and Cash equivalents    31,668                  408            (1)           (10,750)         21,326
   Accounts receivable, net
    of reserves                 26,893                  819                                           27,712
   Inventories                  13,921                  133                                           14,054
   Income taxes receivable         448                  --                                               448
   Other current assets          3,889                  --                                             3,889
                               -------              -------                          -------         -------
                                76,819                1,360                          (10,750)         67,429
Property and equipment, net      7,728                  798                                            8,526
Deferred income taxes            3,490                  --                                             3,490
Purchased research and
 development                                                            (1)           21,000             --
                                                                        (2)          (21,000)
Goodwill                                                                (1)              916             611
Acquired technology                                                     (1)            3,100           2,480
                                                                        (3)             (925)
Other assets                     2,660                   36                                            2,696
Assets held for resale           5,248                  --                                             5,248
                               -------              -------                          -------         -------
                                95,945                2,194                           (7,659)         90,480
                               =======              =======                          =======         =======

LIABILITIES AND SHAREHOLDERS'
EQUITY

Current Liabilities:
   Accounts payable             23,687                1,155                                           24,842
   Accrued expenses             20,399                1,043             (1)            1,500          22,942

   Deferred revenue              8,103                  --                                             8,103
   Customer deposits             1,360                  --                                             1,360
   Bank borrowings                                    1,250                                            1,250
   Current portion of capital
    leases                                              222                                              222
   Other liabilities                                    487                                              487
   Income taxes payable          4,734                  --                                             4,734
                               -------              -------                          -------         -------
                                58,283                4,157                            1,500          63,940
                               -------              -------                                          -------
Deferred income taxes              713                  --                                               713
                               -------              -------                                          -------
Capital lease obligations                               154                                              154
                               -------              -------                                          -------
Shareholders' Equity:
   Capital stock                80,402                9,472             (1)           (9,472)         91,051
                                                                        (1)           10,649
   Retained deficit            (42,639)             (11,589)            (1)           11,589         (64,564)
                                                                                     (21,925)
   Cumulative translation
    adjustment                    (814)                 --                                              (814)
                               -------              -------                          -------         -------
                                36,949               (2,117)                          (9,159)         36,622
                               -------              -------                          -------         -------
                                95,945                2,194                           (7,659)         90,480
                               =======              =======                          =======         =======

See accompanying notes to the pro forma combined statements.

DISCREET LOGIC INC.
Pro Forma Combined Statement of Operations for the 11 month period ended June 30, 1997
(in thousands)
unaudited


                               Discreet Logic         D-Vision                       Pro Forma
                                as reported         as reported      (Note 2)      Adjustments       Pro Forma
                               --------------       -----------      --------      -----------       ---------
Total revenues                    101,924                4,402                                          106,326
Cost of revenues                  (47,571)              (2,910)                                         (50,481)
                                  -------              -------                          -------         -------
  Gross profit                     54,353                1,492                                           55,845
                                  -------              -------                          -------         -------
Operating expenses:
  Research and development,
   net                              9,708                  758           (3)                925          11,391
  Sales and marketing              23,206                1,536                                           24,472
  General and administrative        6,396                2,482                                            8,878
  Write-off of purchased
   research and development         9,800                  --            (2)             21,000          30,800
  Litigation and related
   settlement                       6,500                  --                                             6,500
                                  -------              -------                          -------         -------
    Total operating expenses       55,610                4,776                           21,925          82,311
                                  -------              -------                          -------         -------
    Operating loss                 (1,257)              (3,284)                         (21,925)        (26,466)
Other income (expense):
   Interest income                  1,234                   36                                            1,270
   Interest expense                   (55)                (208)                                            (263)
   Foreign currency exchange
    loss                             (188)                 --                                              (188)
   Other income                                            643                                              643
                                  -------              -------                          -------         -------
     Net loss before income
      taxes                          (266)              (2,813)                         (21,925)        (25,004)
Provision for income taxes         (6,489)                                                               (6,489)
                                  -------              -------                          -------         -------
     Net loss                      (6,755)              (2,813)                         (21,925)        (31,493)
                                  =======              =======                          =======         =======
Net loss per common and
 equivalent share                 $ (0.24)                                                              $ (1.11)
Weighted average common
 shares outstanding            27,947,807                                (1)            555,000      28,502,807


See accompanying notes to the pro forma combined statements.

                              DISCREET LOGIC INC.
                            NOTES TO THE PRO FORMA
                         COMBINED FINANCIAL STATEMENTS
                              AS AT JUNE 30, 1997
                                   UNAUDITED

1.  BASIS OF PRESENTATION.

The unaudited pro forma combined balance sheet as at June 30, 1997 and the combined statement of operations for the eleven month period then ended are pepared as if Discreet Logic Inc. had acquired all of the outstanding shares of D-Vision on August 1, 1996.

2.  ADJUSTMENTS.

The following adjustments were made to the unaudited pro forma combined balance sheet and statement of operations.

    1. To record the purchase of D-Vision, together with related costs, as of August 1, 1996.

    2.  To expense purchased in-process research and development.

    3.  To record amortization of acquired technology and goodwill.